SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                       Date of Report: February 5, 1998

                           SBC COMMUNICATIONS INC.

                            A Delaware Corporation

                          Commission File No. 1-8610

                         IRS Employer No. 43-1301883

                   175 E. Houston, San Antonio, Texas 78205

                       Telephone Number (210) 821-4105

Item 7.    Financial Statements and Exhibits.
      The following information was included in a press release issued by SBC Communications Inc., a Delaware corporation ("SBC") on January 28, 1998:

SBC Communications Inc.
--------------------------------------------------------------------------------------
Consolidated Statements of Income
Dollars in millions except per share amounts
--------------------------------------------------------------------------------------
Unaudited                                              Twelve Months Ended
                                                       -------------------------------
                                                         12/31/97   12/31/96    % Chg
--------------------------------------------------------------------------------------
Operating Revenues
  Local service:
    Landline                                             $  9,568   $  8,754     9.3%
    Wireless                                                3,034      2,635    15.1%
  Network access:
    Interstate                                              3,946      4,008    -1.5%
    Intrastate                                              1,869      1,823     2.5%
  Long-distance service                                     2,115      2,240    -5.6%
  Directory advertising                                     2,111      1,985     6.3%
  Other                                                     2,213      2,000    10.7%
--------------------------------------------------------------------------------------
    Total Operating Revenues                               24,856     23,445     6.0%
--------------------------------------------------------------------------------------
Operating Expenses
  Cost of services and products                             9,488      8,250    15.0%
  Selling, general and administrative                       7,276      5,250    38.6%
--------------------------------------------------------------------------------------
     Cash Operating Expenses                               16,764     13,500    24.2%
--------------------------------------------------------------------------------------
     EBITDA *                                               8,092      9,945   -18.6%
--------------------------------------------------------------------------------------
  Depreciation and amortization                             4,922      4,109    19.8%
--------------------------------------------------------------------------------------
    Total Operating Expenses                               21,686     17,609    23.2%
--------------------------------------------------------------------------------------
Operating Income                                            3,170      5,836   -45.7%
--------------------------------------------------------------------------------------
Interest Expense                                              947        812    16.6%
--------------------------------------------------------------------------------------
Equity in Net Income of Affiliates                            201        207    -2.9%
--------------------------------------------------------------------------------------
Other Income (Expense) - Net                                 (87)       (82)     6.1%
--------------------------------------------------------------------------------------
Income Before Income Taxes                                  2,337      5,149   -54.6%
--------------------------------------------------------------------------------------
Income Taxes                                                  863      1,960   -56.0%
--------------------------------------------------------------------------------------
Income Before Cumulative Effect of Accounting Change        1,474      3,189   -53.8%
--------------------------------------------------------------------------------------
Cumulative Effect of Accounting Change, net of tax              -         90        -
--------------------------------------------------------------------------------------
Net Income                                               $  1,474   $  3,279        -
======================================================================================
Basic Earnings Per Share:
Income Before Accounting Change                            $ 1.61     $ 3.46   -53.5%
Net Income                                                 $ 1.61     $ 3.56   -54.8%
Diluted Earnings Per Share:
Income Before Accounting Change                            $ 1.60     $ 3.45   -53.6%
Net Income                                                 $ 1.60     $ 3.54   -54.8%
Analytical and Operating Information
Return on Weighted Average Shareowners' Equity             14.75%     33.73% -1,898BP
Return on Weighted Average Total Capital                    9.46%     17.15%  -769 BP
Capital Expenditures                                      $ 5,766    $ 5,481     5.2%
Dividends Declared Per Share                                $1.79      $1.72     4.1%
Weighted Average Common Shares Outstanding (000,000)          914        921    -0.8%
End of Period Common Shares Outstanding (000,000)             919        913     0.7%
Debt Ratio                                                 56.19%     55.49%    70 BP
Total Employees                                           118,340    109,870     7.7%
Access Lines Served (000)                                  33,440     31,841     5.0%
  Residence                                                20,887     20,082     4.0%
  Business                                                 12,092     11,309     6.9%
  Other                                                       461        450     2.4%
Wireless Customers (000)                                    5,493      4,433    23.9%
--------------------------------------------------------------------------------------

* EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization.

SBC Communications Inc.
------------------------------------------------------------------------
Consolidated Balance Sheets
Dollars in millions
------------------------------------------------------------------------
Unaudited                                        12/31/97      12/31/96
------------------------------------------------------------------------

Assets
Current Assets
 Cash and cash equivalents                           $398          $314
 Short-term cash investments                          320           432
 Accounts receivable - net of allowances for
  uncollectibles of $395 and $311                   5,015         4,684
 Prepaid expenses                                     349           287
 Deferred income taxes                                622           201
 Deferred charges                                      82           102
 Other current assets                                 276           251
------------------------------------------------------------------------
  Total current assets                              7,062         6,271
------------------------------------------------------------------------
Property, Plant and Equipment - at cost            65,286        61,786
 Less: Accumulated depreciation and amortization   37,947        35,706
------------------------------------------------------------------------
Property, Plant and Equipment - Net                27,339        26,080
------------------------------------------------------------------------
Intangible Assets - Net of Accumulated
  Amortization of $1,002 and $611                   3,269         3,589
Investments in Equity Affiliates                    2,740         1,964
Other Assets                                        1,722         1,581
------------------------------------------------------------------------
   Total Assets                                   $42,132       $39,485
========================================================================

Liabilities and Shareowners' Equity
Current Liabilities
 Debt maturing within one year                     $1,953        $2,335
 Accounts payable and accrued liabilities           7,888         6,584
 Dividends payable                                    411           393
------------------------------------------------------------------------
  Total current liabilities                        10,252         9,312
------------------------------------------------------------------------
Long-Term Debt                                     12,019        10,930
------------------------------------------------------------------------
Deferred Credits and Other Noncurrent Liabilities
 Deferred income taxes                              1,639           853
 Postemployment benefit obligation                  4,929         5,070
 Unamortized investment tax credits                   417           498
 Other noncurrent liabilities                       1,984         2,181
------------------------------------------------------------------------
Total deferred credits and other noncurrent
 liabilities                                        8,969         8,602
------------------------------------------------------------------------

Corporation-obligated mandatorily redeemable
  preferred securities of subsidiary trusts         1,000         1,000
------------------------------------------------------------------------

Shareowners' Equity
 Common shares issued ($1 par value)                  934           934
 Capital in excess of par value                     9,418         9,422
 Retained earnings                                  1,146         1,297
 Guaranteed obligations of employee stock
  ownership plans                                    (183)         (229)
 Deferred Compensation - LESOP                       (119)         (161)
 Foreign currency translation adjustment             (574)         (637)
 Treasury shares (at cost)                           (730)         (985)
------------------------------------------------------------------------
  Total shareowners' equity                         9,892         9,641
------------------------------------------------------------------------
   Total Liabilities and Shareowners' Equity      $42,132       $39,485
========================================================================

SBC Communications Inc.
-----------------------------------------------------------------------
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents
-----------------------------------------------------------------------
Unaudited                                         Twelve months ended
                                                  12/31/97    12/31/96
-----------------------------------------------------------------------
Operating Activities
Net income                                        $1,474        $3,279
Adjustments to reconcile net income to
net cash provided by operating activities:
 Depreciation and amortization                     4,922         4,109
 Undistributed earnings from investments
   in equity affiliates                             (100)         (138)
 Provision for uncollectible accounts                523           395
 Amortization of investment tax credits              (81)          (80)
 Deferred income tax expense                         215           626
 Cumulative effect of accounting
   change, net of tax                                  -           (90)
Other - net                                           17          (685)
-----------------------------------------------------------------------
Total adjustments                                  5,496         4,137
-----------------------------------------------------------------------
Net Cash Provided by Operating Activities          6,970         7,416
-----------------------------------------------------------------------

Investing Activities
Construction and capital expenditures             (5,766)       (5,481)
Investments in affiliates                            (26)          (74)
Purchase of short-term investments                  (916)       (1,005)
Proceeds from short-term investments               1,029           816
Dispositions                                         578            96
Acquisitions                                      (1,115)         (442)
-----------------------------------------------------------------------
Net Cash Used in Investing Activities             (6,216)       (6,090)
-----------------------------------------------------------------------

Financing Activities
Net change in short-term borrowings with
 original maturities of three months or less        (505)         (977)
Issuance of other short-term borrowings            1,079           209
Repayment of other short-term borrowings            (805)         (134)
Issuance of long-term debt                         1,498           989
Repayment of long-term debt                         (506)         (408)
Issuance of trust originated preferred                  -        1,000
securities
Purchase of fractional shares                        (15)            -
Issuance of common shares                               -          111
Purchase of treasury shares                          (80)         (650)
Issuance of treasury shares                          293            52
Dividends paid                                    (1,622)       (1,664)
Other                                                 (7)         (106)
-----------------------------------------------------------------------
Net Cash Used in Financing Activities               (670)       (1,578)
-----------------------------------------------------------------------
Net increase (decrease) in cash and cash
equivalents                                           84          (252)
-----------------------------------------------------------------------
Cash and cash equivalents beginning of year          314           566
-----------------------------------------------------------------------
Cash and Cash Equivalents End of Period             $398          $314
=======================================================================


(b)    Exhibits

   Exhibit 3-b Bylaws dated January 30, 1998.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         SBC Communications Inc.

                                        _/s/  Randall Stephenson________
                                          Randall Stephenson
                                          Vice President and Controller


February 5, 1998